Exhibit 99.1

FOR IMMEDIATE RELEASE

                                                                           FINAL

Financial Information Press Contact:
Vincent C. Klinges
Chief Financial Officer
American Software, Inc.
(404) 264-5477

                    AMERICAN SOFTWARE REPORTS FOURTH QUARTER
                          AND FISCAL YEAR 2006 RESULTS

  ANNUAL OPERATING EARNINGS INCREASE 136% DRIVEN BY LICENSE FEES GROWTH OF 45%

ATLANTA (June 22, 2006) American Software, Inc. (NASDAQ: AMSWA) today reported financial results for the fourth quarter of fiscal year 2006, achieving 21 consecutive quarters of profitability.

Key fourth quarter financial highlights include:

     o Software license fees for the quarter ended April 30, 2006 were $4.5 million, an increase of 31% over the fourth quarter of fiscal 2005;

     o Services and other revenues for both the fourth quarter ended April 30, 2006 and the fourth quarter of fiscal 2005 were $9.8 million;

     o Maintenance revenues for the quarter ended April 30, 2006 were $6.2 million, an increase of 16% over the fourth quarter of fiscal 2005;

     o Total revenues for the quarter ended April 30, 2006 were $20.5 million, an increase of 10% over the fourth quarter of fiscal 2005; and

     o Operating earnings for the quarter ended April 30, 2006 were $1.4 million, an increase of 113% over the fourth quarter of fiscal 2005.

          GAAP net earnings were approximately $1.2 million or $0.05 per fully diluted share for the fourth quarter of fiscal 2006 compared to $603,000 or $0.02 per fully diluted share for the same period last year. Adjusted net earnings, which exclude acquisition related intangibles costs and a write-down of capitalized software costs and a minority investment, for the quarter ended April 30, 2006 were $1.4 million or $0.05 per fully diluted share compared to $1.4 million or $0.06 per fully diluted share for the same period last year.

Key fiscal year 2006 financial highlights include:

     o Total revenues for the twelve months ended April 30, 2006 were $76.6 million, a 19% increase compared to $64.5 million for the comparable period last year;

     o Software license fees for the twelve month period were $17.9 million, a 45% increase compared to $12.3 million during the same period last year;

     o Services and other revenues were $34.7 million, a 6% increase compared to $32.8 million in the same period last year;

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American Software Fourth Quarter and Fiscal Year 2006 Results             Page 2

     o Maintenance revenues were $24.1 million, a 24% increase compared to $19.5 million in the same period last year; and

     o Operating earnings for the twelve months ended April 30, 2006 were $6.0 million, an increase of 136% over the comparable period last year.

          GAAP net earnings were approximately $5.0 million or $0.20 per fully diluted share for the twelve months ended April 30, 2006 compared to $3.3 million or $0.13 per fully diluted share for the same period last year. Adjusted net earnings, which exclude acquisition related intangibles costs, minority interest related to a tax benefit and write-down of capitalized software costs and a minority investment, for the fiscal year ended April 30, 2006 were $5.9 million or $0.24 earnings per fully diluted share, compared to adjusted net earnings of $4.3 million or $0.18 earnings per fully diluted share for the same period last year.

          The twelve month fiscal 2005 financial data included only the months of October 2004 through April 2005 for revenue and expenses from the Demand Management, Inc. subsidiary acquired by Logility, the Company's 88% owned subsidiary, on September 30, 2004, whereas the entire twelve month period in fiscal 2006 included revenue and expenses from Demand Management.

          The Company is including adjusted net earnings and adjusted net earnings per share in the summary financial information provided with this press release as supplemental information relating to its operating results. This financial information is not in accordance with, or an alternative for, GAAP and may be different from non-GAAP net earnings and non-GAAP per share measures used by other companies. The Company believes that this presentation of adjusted net earnings and adjusted net earnings per share provides useful information to investors regarding certain additional financial and business trends relating to its financial condition and results of operations.

          The overall financial condition of the Company remains strong, with cash and investments of approximately $62.6 million and no debt as of April 30, 2006, an increase in cash and investments of $4.1 million compared to January 31, 2006 and an increase of $3.6 million compared to April 30, 2005.

          "We are pleased with American Software's performance during fiscal year 2006, delivering an impressive 136% growth in operating earnings driven by a 45% increase in license fee revenue and contributing a significant sequential increase in cash and investments of $4.1 million over the prior quarter," stated James C. Edenfield, president and CEO of American Software. "With 21 consecutive quarters of profitability and positive cash flow combined with our strong growth for the 2006 fiscal year, American Software is well positioned to support and expand our global customer base with innovative enterprise application solutions and deep supply chain management expertise."

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American Software Fourth Quarter and Fiscal Year 2006 Results             Page 3

ADDITIONAL HIGHLIGHTS FOR THE FOURTH QUARTER AND FISCAL YEAR 2006 INCLUDE:

CUSTOMERS

     o Notable new and existing customers placing orders in the fourth quarter include: ARC International Cookware, Associated Hygienic Products, Basic American Foods, Behringer Holdings, Broan-Nutone, Corning Cable, Haggar Clothing, Inc. Intertape Polymer Group, Jacuzzi UK, Klaussner, Millipore, Manhattan Beachwear, New Breed, Parmalat South Africa, Petroleos de Venezuela S.A. (PDVSA), Precision Twist Drill, Rafaella Apparel Group, Scanlan International, Shaw Industries, Summit Resource Imports, and Tyler Pipe Company.

     o During the quarter, software license agreements were signed with customers located in 14 countries including Australia, Belgium, Canada, China, Denmark, India, Ireland, Puerto Rico, Singapore, South Africa, Switzerland, Venezuela, the United Kingdom, and the United States.

     o New Generation Computing Inc. (NGC), a wholly owned subsidiary of the Company, announced that Rocky Shoes and Boots had selected NGC's integrated product lifecycle management (PLM) solution, e-PLM. Last year Rocky Shoes and Boots installed NGC's e-SPS, a global sourcing solution, at its Nelsonville, Ohio, headquarters to help streamline sourcing of footwear in real time via the Internet.

     o New Generation Computing Inc. announced that Casual Male, the largest retailer of big and tall men's apparel with retail operations throughout North America, had selected NGC's e- SPS, a web-based integrated PLM and Global Sourcing solution. Casual Male will install NGC's e-SPS at its Canton, Mass., headquarters to help streamline design, product development, sourcing, production and inbound logistics. NGC's e-SPS solution will enable Casual Male's global sourcing team to improve efficiencies and gain real time visibility from initial product concept to receipt in its distribution centers and retail outlets via the Internet.

     o Tyler Pipe selected American Software's e-Store application to support the needs of its internal sales force managing the status of orders from major customers via the Internet.

     o Petroleos de Venezuela, S.A. (PDVSA) extended its investment in American Software's ERP solutions to include the licensing of Intelliprise to support PDVSA's Latin American business operations from Caracas.

     o A.O. Smith Water Products selected American Software's AsIrecall integrated document management solution to capture, store and retrieve documents in order to increase operational efficiency and to improve customer service.

     o Logility Inc., a majority-owned subsidiary of the Company, had approximately 60 customers "go live" with new deployments or significant upgrades of Logility Voyager Solutions(TM) during fiscal year 2006. This impressive number of deployments underscores Logility's ability to implement rapidly to accelerate business results for customers.

     o The Logility Connections 2006: Your Ticket to Supply Chain Success conference was held in Nashville, TN. on March 15-17. The conference offered attendees the opportunity to hear best practices from industry peers, learn valuable tips for maximizing return on investment, and gain insight from leading supply chain experts to help prepare for the next wave of demand-driven supply chain improvement.

     o Demand Management hosted its 19th annual User Group conference in San Antonio, TX with the theme Supply Chain in Harmony featuring top-performing technologies and real-world tips for planning and forecasting success.

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American Software Fourth Quarter and Fiscal Year 2006 Results             Page 4

     o Shaw Industries Group received the 2006 Sailing to New Heights with Logility Award for leveraging innovation and collaboration to drive measurable business improvements and supply chain excellence through the deployment of Logility Voyager Solutions. This award is the highest honor given annually to the Logility customer that has leveraged innovation and collaboration to drive measurable business improvements and supply chain excellence through the deployment of Logility Voyager Solutions.

     o Logility customers ICI Paints and Williamson-Dickie Manufacturing received the 2006 Logility Leadership Awards recognizing their efforts to develop and implement collaborative supply chain processes that significantly improve operational performance through deployment of Logility Voyager Solutions.

     o Logility announced Ste. Michelle Wine Estates had successfully implemented Logility Voyager Transportation Planning and Management to help increase visibility, reduce transportation costs, improve the accuracy of expense accruals, and strengthen customer service.

     o Logility announced that Cole-Parmer Instrument Company had successfully implemented Logility Voyager Solutions to improve forecast accuracy, reduce inventory levels and strengthen customer service.

     o Logility announced Associated Grocers of Florida had successfully implemented Logility Voyager Solutions to reduce inventory, improve forecast accuracy, increase productivity and improve customer service.

     o Logility announced Remy Aftermarket Europe had selected Logility Voyager Solutions to increase demand visibility, improve forecast accuracy and inventory planning, and strengthen customer service levels through better management of warehouse stock.

     o New Breed Logistics Inc. extended its investment in Logility Voyager Solutions to include Life Cycle Planning to better support the needs of customers managing new product introductions and product retirements.

PRODUCTS AND TECHNOLOGY:

     o New Generation Computing Inc. announced the release of a version of The Production Manager shop-floor control and manufacturing-execution software in Simplified Chinese. The Simplified Chinese version was announced at Prime Source apparel sourcing tradeshow in Hong Kong on March 28-31.

     o Logility announced general availability of Logility Voyager Solutions v.7.5, an industry-leading supply chain management suite. This latest version includes enhancements to help distribution-intensive companies use the internet to gain visibility of key metrics, support demand-driven business strategies, manage dynamic global supply chain activities, optimize transportation operations, and accelerate sales and operations planning (S&OP) processes.

     o Consumer Goods Technology Readers Awarded Logility Top Rankings for the sixth consecutive year. Logility Voyager Solutions was declared "Readers Choice" in supply chain planning, supply chain execution, transportation management and customer experience.

     o Demand Solutions(R) scored apparel industry recognition in The Apparel Software Scorecard, the first software ranking of its kind in the apparel industry. Demand Solutions received its highest marks in functionality and quality of support.

                                   -- more --
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American Software Fourth Quarter and Fiscal Year 2006 Results             Page 5

ABOUT AMERICAN SOFTWARE, INC.

          Headquartered in Atlanta, American Software develops, markets and supports one of the industry's most comprehensive offerings of integrated business applications, including supply chain management, Internet commerce, financial, warehouse management and manufacturing packages. e-Intelliprise(TM) is an ERP/supply chain management suite, which leverages Internet connectivity and includes multiple manufacturing methodologies. American Software owns 88% of Logility, Inc. (NASDAQ: LGTY), a leading provider of collaborative supply chain solutions that help small, medium, large and Fortune 1000 companies realize substantial bottom-line results in record time. Logility is proud to serve such customers as Avery Dennison Corporation, Bissell, BP (British Petroleum), Huhtamaki UK, Hyundai Motor America, Leviton Manufacturing Company, McCain Foods, Pernod-Ricard, Sigma Aldrich and Under Armour Performance Apparel. New Generation Computing Inc. (NGC), a wholly owned subsidiary of American Software, is a global software company that has 25 years of experience developing and marketing business applications for apparel manufacturers, brand managers, retailers and importers. Headquartered in Miami, NGC's worldwide customers include Dick's Sporting Goods, Wilsons Leather, Kellwood, Hugo Boss, Russell Corp., Ralph Lauren Childrenswear, Haggar Clothing Company, Maidenform, William Carter and VF Corporation. For more information on the Company, contact:
American Software, 470 East Paces Ferry Rd., Atlanta, GA 30305; (800) 726-2946 or (404) 261-4381. FAX: (404) 264-5206. INTERNET: www.amsoftware.com or e-mail: ask@amsoftware.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that are subject to substantial risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those anticipated by statements made herein. These factors include, but are not limited to, changes in general economic conditions, technology and the market for the Company's products and services, including economic conditions within the e-commerce markets; the timely availability and market acceptance of these products and services; the Company's ability to satisfy in a timely manner all SEC required filings and the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations adopted under that Section; the challenges and risks associated with integration of acquired product lines and companies; the effect of competitive products and pricing; the uncertainty of the viability and effectiveness of strategic alliances; and the irregular pattern of the Company's revenues. For further information about risks the Company could experience as well as other information, please refer to the Company's Form 10-K for the year ended April 30, 2005 and other reports and documents subsequently filed with the Securities and Exchange Commission. For more information, contact: Vincent C. Klinges, Chief Financial Officer, American Software, Inc., (404) 264-5477 or fax: (404) 237-8868.

e-Intelliprise is a trademark of American Software, Logility is a registered trademark and Logility Voyager Solutions is a trademark of Logility, Demand Solutions is a registered trademark of Demand Management, and REDHORSE is a trademark of New Generation Computing. Other products mentioned in this document are registered, trademarked or service marked by their respective owners.

                                       ###
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AMERICAN SOFTWARE FOURTH QUARTER AND FISCAL 2006 RESULTS                  Page 6

                             AMERICAN SOFTWARE, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)
                                   (Unaudited)

                                                       FOURTH QUARTER ENDED                     TWELVE MONTHS ENDED
                                                            APRIL 30,                                APRIL 30,
                                               ------------------------------------    ------------------------------------
                                                                            PCT                                     PCT
                                                   2006        2005         CHG.          2006         2005         CHG.
                                               ----------   ----------   ----------    ----------   ----------   ----------
Revenues:
  License                                      $    4,499   $    3,446           31%   $   17,884   $   12,310           45%
  Services & other                                  9,782        9,814            0%       34,693       32,771            6%
  Maintenance                                       6,181        5,340           16%       24,053       19,463           24%
                                               ----------   ----------   ----------    ----------   ----------   ----------
    Total Revenues                                 20,462       18,600           10%       76,630       64,544           19%
                                               ----------   ----------   ----------    ----------   ----------   ----------

Cost of Revenues:
  License                                           1,317        1,030           28%        4,147        4,191           (1)%
  Services & other                                  7,444        6,646           12%       26,046       22,718           15%
  Maintenance                                       1,614        1,524            6%        6,590        5,729           15%
  Write-down of capitalized software
   development costs                                    -          703           nm             -          703           nm
                                               ----------   ----------   ----------    ----------   ----------   ----------
    Total Cost of Revenues                         10,375        9,903            5%       36,783       33,341           10%
                                               ----------   ----------   ----------    ----------   ----------   ----------
Gross Margin                                       10,087        8,697           16%       39,847       31,203           28%
                                               ----------   ----------   ----------    ----------   ----------   ----------
Operating expenses:
  Research and development                          2,506        2,013           24%        9,133        7,698           19%
  Less: capitalized development                      (653)        (666)          (2)%      (2,424)      (2,750)         (12)%
  Sales and marketing                               3,486        3,283            6%       13,797       12,344           12%
  General and administrative                        3,297        3,340           (1)%      12,982       11,160           16%
  Acquisition related amortization
   of intangibles                                      88           87            1%          351          204           72%
                                               ----------   ----------   ----------    ----------   ----------   ----------
    Total Operating Expenses                        8,724        8,057            8%       33,839       28,656           18%
                                               ----------   ----------   ----------    ----------   ----------   ----------
Operating Earnings                                  1,363          640          113%        6,008        2,547          136%
                                               ----------   ----------   ----------    ----------   ----------   ----------
  Interest Income & Other, Net                        885          214          314%        3,574        2,282           57%
                                               ----------   ----------   ----------    ----------   ----------   ----------
Earnings Before Income Taxes and
 Minority Interest                                  2,248          854          163%        9,582        4,829           98%
 Income Tax Expense                                  (873)        (286)         205%       (3,632)      (1,623)         124%
  Minority Interest Income/ (Expense)                (186)          35           nm          (931)          78           nm
                                               ----------   ----------   ----------    ----------   ----------   ----------
Net Earnings                                   $    1,189   $      603           97%   $    5,019   $    3,284           53%
                                               ==========   ==========   ==========    ==========   ==========   ==========
EARNINGS PER COMMON SHARE:
  Basic:                                       $     0.05   $     0.03           67%   $     0.21   $     0.14           50%
                                               ==========   ==========   ==========    ==========   ==========   ==========
  Diluted:                                     $     0.05   $     0.02          150%   $     0.20   $     0.13           54%
                                               ==========   ==========   ==========    ==========   ==========   ==========

WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING:
    Basic                                          24,301       23,904                     24,086       23,734
    Diluted                                        25,549       25,162                     25,099       24,474

RECONCILIATION OF ADJUSTED NET EARNINGS:
Net Earnings                                   $    1,189   $      603                 $    5,019   $    3,284
Write-down of capitalized software
 development costs                                      -          703                          -          703
Acquisition related amortization of
 intangibles                                           88           87                        351          204
Write-down of minority investment                     121            -                        281          100
Minority interest - Logility Tax Benefit                -            -                        270            -

                                               ----------   ----------                 ----------   ----------
Adjusted Net Earnings                          $    1,398   $    1,393                 $    5,921   $    4,291
                                               ==========   ==========                 ==========   ==========

Adjusted Net Earnings per Diluted Share        $     0.05   $     0.06                 $     0.24   $     0.18
                                               ==========   ==========                 ==========   ==========

nm- not meaningful

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AMERICAN SOFTWARE FOURTH QUARTER AND FISCAL 2006 RESULTS                  Page 7

                          SELECTED BALANCE SHEET ITEMS
                                 (in thousands)
                                   (Unaudited)
                                                        APRIL 30,
                                               ---------------------------
                                                   2006           2005
                                               ------------   ------------
Cash and Short & Long-term investments         $     62,648   $     59,061
Accounts Receivable:
  Billed                                             11,302          9,008
  Unbilled                                            4,514          3,503
                                               ------------   ------------
Total Accounts Receivable,net                        15,816         12,511
Prepaids & Other                                      2,573          2,238

PP&E,net                                              7,669          7,977
Capitalized Software, net                             6,711          6,637
Goodwill                                             11,120         10,344
Other Intangibles                                     1,893          2,138
Deferred Income Tax Asset                                 -          1,972
Non-current Assets                                    1,461          1,466
                                               ------------   ------------
  Total Assets                                 $    109,891   $    104,344
                                               ============   ============

Accounts Payable                               $        917   $      1,313
Other Current Liabilities                             7,555          5,747
Dividend Payable                                      1,712          1,677
Deferred Income Tax Liability -Short Term                 -            121
Deferred Revenues                                    15,306         13,731
                                               ------------   ------------
    Current Liabilities                              25,490         22,589

Deferred Income Tax Liability -Long Term                870              -
Minority Interest                                     4,139          3,978
Shareholders' Equity                                 79,392         77,777
                                               ------------   ------------
  Total Liabilities & Shareholders' Equity     $    109,891   $    104,344
                                               ============   ============